THE SECURITIES REPRESENTED BY THIS CERTIFICATE (AND, AS OF THE DATE OF ORIGINAL ISSUANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, ANY UNDERLYING SECURITIES) HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ANY SECURITIES ISSUABLE UPON THE EXERCISE HEREOF MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A) TO HOLLYWOOD MEDIA CORP. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. THE HOLDER OF THIS CERTIFICATE AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY OR ANY SECURITY ISSUED UPON EXERCISE HEREOF IS TRANSFERRED (UNLESS SUCH SECURITY IS TRANSFERRED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY PROPOSED TRANSFER PURSUANT TO CLAUSES (B), (C) OR (D) ABOVE, THE COMPANY MAY REQUIRE THAT THE TRANSFEROR FURNISH IT WITH AN OPINION OF COUNSEL CONFIRMING THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

                                     WARRANT


                      to Purchase Shares of Common Stock of

                              HOLLYWOOD MEDIA CORP.


Certificate No. W-A-1
                ----


                  THIS IS TO CERTIFY THAT, SOCIETE GENERALE, or its registered assigns, is entitled to purchase in whole or in part from time to time from HOLLYWOOD MEDIA CORP., a Florida corporation (the "Company"), at any time up to 5:00 p.m., New York time, on May 1, 2006 (the "Expiration Date"), 273,562 shares of Common Stock, par value $0.01, of the Company (the "Common Stock") at a purchase price of $6.44 per share of Common Stock (the "Exercise Price", as adjusted from time to time pursuant to Sections 2 and 4 below), subject to the terms and conditions herein. Each exercise made hereunder must be for a minimum of the lesser of (x) one thousand (1,000) shares of Common Stock and (y) the entire remaining number of shares of Common Stock covered by this Warrant. All capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Securities Purchase Agreement, dated as of April 25, 2001 (the "Securities Purchase Agreement"), entered into among the Company, Societe Generale ("SG") and Velocity Investment Partners, Ltd. ("Velocity") (SG and Velocity, together the "Purchasers").

                  SECTION 1. Exercise of Warrant. (a) At any time until 5:00 p.m., New York time, on the Expiration Date, the registered holder of this Warrant (the "Holder") may exercise this Warrant, on one or more occasions, in whole or in part, by delivering to the Company, (a) a written notice of the Holder's election to exercise this Warrant in substantially the form of Annex A hereto, which notice (the "Exercise Notice") shall specify the number of shares of Common Stock to be purchased and may be delivered by facsimile transmission,
(b) a certified or bank check or checks payable to the Company, or by wire transfer of immediately available funds, in an aggregate amount equal to the aggregate Exercise Price for the number of shares of Common Stock as to which this Warrant is being exercised (unless the Holder elects to effect a Cashless Exercise (as hereinafter defined) pursuant to this Section 1) and (c) this Warrant. Subject to applicable law, in the event the Holder may resell shares of Common Stock acquired upon exercise of this Warrant without restriction pursuant to an effective registration statement or otherwise, the Company shall cause the transfer agent with respect to its Common Stock, which transfer agent is participating in the Depositary Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, to electronically transmit the shares of Common Stock issuable to the Holder upon exercise of this Warrant by crediting the account of the Holder's prime broker with DTC through DTC's Deposit Withdrawal Agent Commission ("DWAC") system, within three (3) business days after exercise of this Warrant by the Holder. In the event the Holder otherwise elects in writing, however, or such shares of Common Stock can not be resold without restriction, the Company shall, as promptly as practicable and in any event within three (3) business days after exercise of this Warrant by the Holder, cause the transfer agent to deliver to the Holder a stock certificate or certificates representing the aggregate number of shares of Common Stock issuable to the Holder as a result of such exercise. The stock certificate or certificates representing shares of Common Stock so delivered shall be in such denominations as may be specified in the Exercise Notice and shall be registered in the name of the Holder or, subject to compliance with Section 9.03 below, such other name or names as shall be designated in such Exercise Notice.

                  (b) Shares of Common Stock shall be deemed to have been issued and the Holder or, subject to compliance with Section 9.03 below, any other Person so designated to be named therein shall be deemed to have become a Holder of record of such shares, including, to the extent permitted by law, the right to vote such shares or to consent or to receive notice as a stockholder, as of the date of the date of receipt of the Exercise Notice; provided that the payment of the Exercise Price is received by the Company within twenty-four hours of receipt of the Exercise Notice and this Warrant is received by the Company within three (3) business days of receipt of the Exercise Notice. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of shares of Common Stock, execute and deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the shares of Common Stock represented by the unexercised portion of this Warrant, which new Warrant shall in all other respects be identical to this Warrant, or, if the Company elects, it shall make appropriate notation on this Warrant and the same returned to the Holder.

                  (c) Upon exercise of this Warrant, in whole or in part, the Holder may elect, only at such time as there shall not be an effective registration statement covering the resale of shares of Common Stock to be issued upon exercise of this Warrant, to receive a reduced number of shares of Common Stock in lieu of tendering the Exercise Price in cash ("Cashless Exercise"). In such case, the number of shares of Common Stock to be issued to the Holder shall be computed using the following formula:

                                    X = Y(A-B)
                                        ------
                                          A

where: X = the number of shares of Common Stock to be issued to the Holder;
                  Y = the number of shares of Common Stock for which an election to exercise under this Warrant has been made;
                  A = The Market Price (as hereinafter defined) of one share of Common Stock on the trading day immediately prior to the date that the Exercise Notice is duly surrendered to the Company for full or partial exercise; and B = the Exercise Price.

                  The "Market Price" per share of Common Stock or any other security at any date means (i) the average closing sale price for such security for the five (5) consecutive trading days immediately prior to (but excluding) the date of determination on The Nasdaq Stock Market, Inc., or such other U.S. national securities exchange, as reported by The Nasdaq Stock Market, Inc. or, if not so reported by The Nasdaq Stock Market, Inc., the average of the high bid and low asked quotations for one share of such security as reported by the National Quotations Bureau Incorporated or similar organization for such five consecutive trading days, (ii) if the closing price for such security cannot be calculated in the manner specified in clause (i) at the relevant time, the fair market value of one share of such security as of the date of determination as determined in good faith by the Board of Directors of the Company.

                  (d) All shares of Common Stock issuable upon the exercise of this Warrant shall, upon payment therefor in accordance herewith, be duly and validly issued, fully paid and nonassessable and free and clear of any liens (unless created by or through the Holder of this Warrant). The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the applicable Market Price determined in accordance with the foregoing.

                  SECTION 2. Reset Adjustments.

         (a) If on January 30, 2002, SG holds at least 75% of the Common Shares issued to it pursuant to the Securities Purchase Agreement and 75% of any shares of Common Stock, if any, issued upon exercise of SG's "B" Warrant (in each case, net of any sales of Common Stock sold short by SG), then the Exercise Price shall be reset to $5.37.

                  (b) If on April 30, 2002, SG holds at least 75% of the Common Shares issued to it pursuant to the Securities Purchase Agreement and 75% of any shares of Common Stock, if any, issued upon exercise of SG's "B" Warrant (in each case, net of any sales of Common Stock sold short by SG) then the Exercise Price shall be reset to $4.51.

                  (c) Within twenty (20) Trading Days of each of January 30, 2002 and April 30, 2002, if SG is entitled to a reset under this Section 2, it shall deliver to the Company a certificate signed by an officer of SG certifying
(i) the number of shares of Common Shares and shares of Common Stock issued upon the exercise of SG's "B" Warrant held by SG as of January 30, 2002 and April 30, 2002, as applicable, and (ii) SG's short position, if any, with respect to the Common Stock as of January 30, 2002 and April 30, 2002, as applicable. Any shares redeemed pursuant to Section 2.02 (a) of the Securities Purchase Agreement shall not be included in any calculation under this Section 2.

                  (d) Each of the reset Exercise Prices set forth in Sections 2(a) and (b) shall be adjusted consistent with the principals set forth in
Section 4 herein.

                  SECTION 3. Transfer, Division and Combination. Subject to
Section 9.03 hereof, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company, upon surrender of this Warrant to the Company, together with a written assignment of this Warrant, substantially in the form of Annex B hereto, duly executed by the Holder or its agent or attorney. Upon such surrender, the Company shall, subject to Section
9.03 hereof, (a) execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, (b) issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned and (c) promptly cancel this Warrant.

                  SECTION 4. Antidilution Provisions.

                  4.01 Changes in Common Stock. In the event that at any time or from time to time the Company shall, (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock or other shares of capital stock of the Company, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) increase or decrease the number of shares of Common Stock outstanding by reclassification of its Common Stock, then the number of shares of Common Stock issuable upon exercise of this Warrant immediately after the happening of such event shall be adjusted so that, after giving effect to such adjustment, the Holder of this Warrant shall be entitled to receive the number of shares of Common Stock upon exercise of this Warrant that the Holder would have been entitled to receive had this Warrant been exercised immediately prior to the happening of such event (or, in the case of a dividend or distribution of shares of Common Stock, immediately prior to the record date therefor). An adjustment made pursuant to this Section 4.01 shall become effective immediately after the distribution date, retroactive to the record date therefor in the case of a dividend or distribution in shares of Common Stock, and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                  4.02 Cash Dividends and Other Distributions. In the event that at any time or from time to time the Company shall distribute to holders of Common Stock (i) any dividend or other distribution (including any dividend or distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) of cash, evidences of its indebtedness, shares of its capital stock or any other assets or securities or (ii) any options, warrants, securities or other rights to subscribe for or purchase any of the foregoing (other than (A) any dividend or distribution described in Section 4.01, (B) any rights, options, warrants or securities described in
Section 4.03 or Section 4.04 and (C) any cash dividends or other cash distributions made to holders of Common Stock from current or retained earnings, provided that such dividends do not exceed $500,000 in any fiscal year), then the number of shares of Common Stock that may be acquired upon exercise of this Warrant immediately prior to such record date for any such distribution shall be increased to a number determined by multiplying the number of shares of Common Stock that may be acquired upon the exercise of this Warrant immediately prior to such record date for any such distribution by a fraction, the numerator of which shall be the Market Price per share of Common Stock as of such record date and the denominator of which shall be such Market Price per share of Common Stock less the sum of (x) the amount of cash, if any, distributed per share of Common Stock and (y) the then fair value (as determined in good faith by the Company's Board of Directors, whose determination shall be evidenced by a board resolution that will be sent to Holders) of the portion, if any, of the distribution applicable to one share of Common Stock consisting of evidences of indebtedness, shares of stock, securities, other property, warrants, options or subscription or purchase rights; and the Exercise Price shall be decreased to an amount determined by dividing the Exercise Price immediately prior to such record date by the above fraction. Such adjustments shall be made, and shall only become effective, whenever any such distribution is made; provided, however, that the Company is not required to make an adjustment pursuant to this
Section 4.02 if at the time of such distribution the Company makes the same distribution to Holders of Warrants as it makes to holders of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are exercisable. No adjustment shall be made pursuant to this Section 4.02 if such adjustment would have the effect of decreasing the number of shares of Common Stock issuable upon exercise of this Warrant or increasing the Exercise Price.

                  4.03 Issuance of Common Stock. In the event that at any time or from time to time the Company shall (other than (i) upon the exercise, exchange or conversion of any securities of the Company that are exercisable or exchangeable for, or convertible into, shares of Common Stock and that are outstanding as of the date of the issuance of this Warrant (the "Initial Issuance Date"), or (ii) upon the exercise of stock options granted under or pursuant to any stock option plan of the Company that has been approved by its Board of Directors), issue shares of Common Stock for a consideration per share that is less than the lesser of the then effective Exercise Price or the Market Price per share of Common Stock on the date of issuance, the number of shares of Common Stock that may be acquired upon the exercise of this Warrant immediately after such issuance shall be increased by multiplying the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such issuance by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the date of such issuance plus
(B) the number of additional shares of Common Stock to be issued and the denominator of which shall be the sum of (X) the number of shares of Common Stock outstanding on the date of such issuance plus (Y) the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so to be issued would purchase at the lesser of the then effective Exercise Price or such Market Price. In the event of any such adjustment, the Exercise Price shall be decreased to an amount determined by dividing the Exercise Price immediately prior to such issuance by the aforementioned fraction. Such adjustment shall be made, and shall only become effective, whenever such shares are issued. No adjustment shall be made pursuant to this
Section 4.03 if such adjustment would have the effect of decreasing the number of shares of Common Stock issuable upon exercise of this Warrant or increasing the Exercise Price. In case the consideration for any shares of Common Stock may be paid in whole or in part in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company. Such adjustment shall be made successively whenever the date of such issuance is fixed.

                  4.04 Issuance of Convertible Securities. In the event that at any time or from time to time the Company shall issue rights, options or warrants to acquire, or securities convertible or exchangeable into, Common Stock (other than the issuance by the Company of stock options under or pursuant to any stock option plan of the Company that has been approved by its Board of Directors) entitling the holders thereof to acquire shares of Common Stock at an exercise or conversion price per share that (when aggregated, as applicable, with the price or other consideration received for any such rights, options or warrants exercisable for Common Stock or for such securities convertible or exchangeable into Common Stock) for consideration per share that is less than the lesser of the then effective Exercise Price or Market Price on the date of issuance of such Common Stock, the number of shares of Common Stock that may be acquired upon exercise of this Warrant immediately after such issuance shall be increased by multiplying the number of shares of Common Stock that may be acquired upon exercise of this Warrant immediately prior to such issuance by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the date of such issuance plus (B) the number of additional shares of Common Stock to be issued (or into which the convertible or exchangeable securities so to be issued are initially convertible), and the denominator of which shall be the sum of (X) the number of shares of Common Stock outstanding on the date of such issuance plus (Y) the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so to be issued (or the aggregate issue price of the convertible or exchangeable securities so to be issued) would purchase at the lesser of the then Effective Exercise Price or such Market Price on the date of issuance of such convertible securities. In the event of any such adjustment, the Exercise Price shall be decreased to a number determined by dividing the Exercise Price immediately prior to such issuance by the aforementioned fraction. Such adjustment shall be made, and shall only become effective, whenever such rights, options, warrants or securities are issued. No adjustment shall be made pursuant to this Section 4.04 if such adjustment would have the effect of decreasing the number of shares of Common Stock issuable upon exercise of this Warrant or increasing the Exercise Price. In case the price for such securities may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company. Such adjustment shall be made successively whenever the date of such issuance is fixed.

                  4.05 Combination; Liquidation. (a) Except as provided in
Section 4.05(b), in the event of a Combination (as hereinafter defined), the Holder shall have the right to receive upon exercise of this Warrant the kind and amount of shares of capital stock or other securities or property that the Holder would have been entitled to receive upon completion of or as a result of such Combination had such Warrant been exercised immediately prior to such event or to the relevant record date for any such entitlement. Unless paragraph (b) is applicable to a Combination, the Company shall provide, as a condition to such Combination, that the surviving or acquiring Person (the "Successor Company") in such Combination will enter into an agreement confirming the Holders' rights pursuant to this Section 4.05(a) and providing for adjustments, that shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 3. The provisions of this Section 4.05(a) shall similarly apply to successive Combinations involving any Successor Company.

                  A "Combination" means an event in which the Company consolidates with or merges with or into another Person.

                  (b) In the event of (i) a Combination where consideration to the holders of Common Stock in exchange for their shares is payable solely in cash or (ii) the dissolution, liquidation or winding-up of the Company, the Holder of this Warrant shall be entitled to receive, upon surrender of this Warrant, such cash distributions on an equal basis with the holders of Common Stock, as if this Warrant had been exercised immediately prior to such event, less the product of the Exercise Price times the number of shares of Common Stock with respect to which this Warrant was then exercisable.

                  In the event of any Combination described in this Section 4.05(b), the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding-up of the Company, the Company shall distribute as promptly as practicable under the circumstances to the Holder upon surrender of this Warrant, the funds, if any, necessary to pay the Holder the amounts to which the Holder is entitled as described above.

                  4.06 Superseding Adjustment. Upon the expiration of any rights, options, warrants or conversion or exchange privileges that resulted in adjustments pursuant to this Section 4, if any thereof shall not have been exercised, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be readjusted pursuant to the applicable section of Section 4 as if (i) the only shares of Common Stock issuable upon exercise of such rights, options, warrants, conversion or exchange privileges were the shares of Common Stock, if any, actually issued upon the exercise of such rights, options, warrants or conversion or exchange privileges and (ii) shares of Common Stock actually issued, if any, were issuable for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for this issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised and the Exercise Price shall be readjusted inversely; provided, however, that no such readjustment shall have the effect of decreasing the number of shares of Common Stock issuable upon the exercise of this Warrant below the number of shares of Common Stock issuable upon the exercise of this Warrant, or increasing the Exercise Price to an amount below the Exercise Price in effect, immediately prior to any adjustment made therein on account of such issuance, sale or grant of such rights, options, warrants or conversion or exchange privileges.

                  4.07 Minimum Adjustment. The adjustments required by the preceding sections of this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Exercise Price or the number of shares of Common Stock issuable upon exercise of this Warrant that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases by at least 1% the Exercise Price or the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this
Section 4 and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest one-tenth of a share.

                  4.08 Notice of Adjustment. Whenever the Exercise Price or the number of shares of Common Stock and other property, if any, issuable upon exercise of the Warrants is adjusted, as herein provided, the Company shall deliver to the Holder of this Warrant a certificate setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which (i) the Company's Board of Directors determined the then fair value of any evidences of indebtedness, other securities or property or warrants, options or other subscription or purchase rights and (ii) the Market Price of the Common Stock was determined, to the extent such determinations were required hereunder), and specifying the Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant after giving effect to such adjustment.

                  4.09 Notice of Certain Transactions. In the event that the Company shall propose to (a) pay any dividend payable in securities of any class to the holders of its Common Stock or to make any other non-cash dividend or distribution to the holders of its Common Stock, (b) offer the holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of stock of any class or any other securities, rights or options, (c) issue to the holders of its Common Stock any
(i) shares of Common Stock, (ii) rights, options or warrants entitling the holders thereof to subscribe for shares of Common Stock or (iii) securities convertible into, or exchangeable or exercisable for, shares of Common Stock (in the case of (i), (ii) and (iii), if such issuance or adjustment would result in an adjustment hereunder), (d) effect any capital reorganization, reclassification, consolidation or merger, (e) effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company or (f) make a tender offer or exchange offer with respect to the Common Stock, the Company shall within five (5) days after any such event send the Holder a notice of such proposed action or offer unless the same is publicly announced. Such notice shall, to the extent the same has not been publicly announced, specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall, to the extent the same has not been publicly announced and if the same would have any effect on the Common Stock and on the number of shares of Common Stock, the number and kind of any other shares of stock and other property issuable upon exercise of this Warrant and the Exercise Price (after giving effect to any adjustment pursuant to Section 4 that will be required as a result of such action), specify such effect. Such notice shall be given as promptly as possible and (x) in the case of any action covered by clause (a) or (b) above, at least 10 days prior to the record date for determining holders of the Common Stock for purposes of such action or (y) in the case of any other such action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier. Notwithstanding anything contained herein to the contrary, the Company shall not provide to the Holder any material non-public information in order to satisfy its obligations pursuant to this Section 4.09.

                  4.10 Adjustment to Warrant Certificate. This Warrant Certificate need not be changed because of any adjustment made pursuant to this
Section 4, and any Warrant issued after such adjustment may state the same Exercise Price and the same number of shares of Common Stock issuable upon exercise of the Warrant as are stated in this Warrant. The Company, however, may at any time in its sole discretion make any change in the form of this Warrant that it may deem appropriate to give effect to such adjustments and that does not affect the substance of this Warrant, and any Warrant thereafter issued or countersigned, whether in exchange or substitution for this Warrant or otherwise, may be in the form as so changed.

                  SECTION 5. [Intentionally Omitted]

                  SECTION 6. Taking of Record; Stock and Warrant Transfer Books. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision hereof refers to the taking of a record of such holders, the Company shall in each such case take such a record as of the close of business on a business day.

                  SECTION 7. Expenses, Transfer Taxes and Other Charges. The Company shall pay any and all expenses (other than transfer taxes) and other charges, including all costs associated with the preparation, issue and delivery of stock or warrant certificates, that are incurred in respect of the issuance or delivery of shares of Common Stock upon exercise of this Warrant pursuant to
Section 1 hereof or in connection with any division or combination of this Warrant pursuant to Section 3 hereof. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which this Warrant is registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

                  SECTION 8. No Voting Rights. This Warrant shall not entitle the Holder to any voting or other rights as a stockholder of the Company.

                  SECTION 9. Miscellaneous.

                  9.01 Office of Company. So long as any of this Warrant remains outstanding, the Company shall maintain an office in the United States of America where this Warrant may be presented for exercise, transfer, division or combination as in this Warrant provided. Such office shall be at 2255 Glades Road, Suite 237W Boca Raton, Florida or at the office of such registrar and transfer agent as the Company may from time to time designate, unless and until the Company shall designate and maintain some other office for such purposes and give notice thereof to all Holders.

                  9.02 Notices Generally. Any notices and other communications pursuant to the provisions hereof shall be sent in accordance with Section 7.03 of the Securities Purchase Agreement.

                  9.03 Restrictions on Transferability; Restriction on Exercise.
(A) This Warrant and the shares of Common Stock issuable upon exercise of this Warrant shall be transferable only in a transaction that is in compliance with the provisions of the Securities Act and applicable state securities or "blue sky" laws, and the Holder and each of its successors and assigns shall be bound by the provisions of this Section 9.03. In the event this Warrant is not registered under the Securities Act and applicable state securities or "blue sky" laws, the Company may condition the sale, transfer or other disposition of this Warrant (or any interest herein) upon receipt of a legal opinion, in form and substance, and by counsel, reasonably acceptable to the Company, to the effect that such sale, transfer or other disposition is being made pursuant to an exemption from, or in a transaction not subject to, any registration requirement under the Securities Act and applicable state securities or "blue sky" laws. No opinion shall be required to exercise this Warrant. In the event the shares of Common Stock or other securities issuable upon the exercise of this Warrant are not registered under the Securities Act and applicable state securities or "blue sky" laws, the Company may condition the sale, transfer or other disposition of such shares or other securities (or any interest herein) upon receipt of a legal opinion, in form and substance, and by counsel, reasonably acceptable to the Company, to the effect that such sale, transfer or other disposition is being made pursuant to an exemption from, or in a transaction not subject to, any registration requirement under the Securities Act and applicable state securities or "blue sky" laws.

                  (B) Notwithstanding any other provision of this Warrant, as of any date prior to the Expiration Date, the aggregate number of shares of Common Stock into which this Warrant, together with any other shares of Common Stock then beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the Holder and its affiliates (excluding shares of Common Stock otherwise deemed beneficially owned as a result of the convertibility of the Notes and held by the Holder or its affiliates), shall not exceed 4.9% of the total outstanding shares of Common Stock as of such date. In addition, notwithstanding any other provision of this Warrant, during any consecutive 61-day period the Holder (together with its affiliates) may not (x) exercise this Warrant into a number of shares of Common Stock exceeding 9.9% of the Company's issued and outstanding shares of Common Stock as of the first of such 61-day period or sell shares of Common Stock (whether acquired upon exercise of this Warrant or otherwise in excess of 9.9% of the Company's issued and outstanding shares of Common Stock as of the first day of such 61-day period). The foregoing limitations or exercise of this Warrant may not be waived, modified or amended. The Company shall have no obligation to monitor compliance with the foregoing limitation.

                  9.04 Assignment. This Warrant and the rights, duties and obligations hereunder may not be assigned or delegated by the Company or any Holder may not assign its rights hereunder, without the prior written consent of the other party, which consent shall not be unreasonably withheld.

Notwithstanding the foregoing, no consent shall be required for a transfer by a Holder to any of its Affiliates.

                  9.05 Saturdays, Sundays or Holidays. If the last appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or legal holiday, then such action may be taken or such right may be exercised on the next succeeding day.

                  9.06 Governing Law. This Warrant shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to conflicts of law principles thereof.

                  9.07 Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company, by any creditor of the Company or any other Person.

                  IN WITNESS WHEREOF, the Company has duly executed this Warrant.

Dated May 1, 2001

                               HOLLYWOOD MEDIA CORP.


                               By
                                 -----------------------------------------
                                 Name:
                                 Title:

                                                                         Annex A
                                                                         -------


                              ELECTION TO PURCHASE


                    (To Be Executed Upon Exercise of Warrant)


                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to receive shares of Common Stock of Hollywood Media Corp. and [herewith tenders payment of the Exercise Price for such shares in the amount of $ ] [hereby elects to effect a Cashless Exercise] in accordance with the terms of this Warrant.

                  The undersigned requests that [certificates for such shares in denominations of be registered in the name of whose address is and that such shares be delivered to , whose address is ]. [Such shares be delivered to [the undersigned] [other person] electronically through DTC].

                  The undersigned represents and warrants that the number of shares of Common Stock to be received pursuant to this Election to Purchase, together with the shares of Common Stock beneficially owned by the undersigned (and its affiliates) on the date of this Election to Purchase, if applicable, do not exceed 4.9% of the outstanding shares of Common Stock of the Company (as set forth in the Company's most recent filing with the Securities and Exchange Commission unless the Company shall notify the Holder that a greater or lesser number of shares is outstanding).

                  Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Warrant to which Election to Purchase is attached.

                                    [Name of Holder]

                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                    NOTE:    The above signature(s) must
                                             correspond with the name written
                                             upon the face of this Warrant in
                                             every particular, without
                                             alteration or enlargement or any
                                             change whatever.

Date:
       ----------

                                                                         Annex B
                                                                         -------



                                   ASSIGNMENT
                                   ----------

               (To be signed only upon assignment of this Warrant)

         FOR VALUE RECEIVED, hereby sells, assigns and transfers unto whose address is and whose social security number or other identifying number is , the within Warrant, together with all right, title and interest represented thereby, and does hereby irrevocably constitute and appoint , attorney, to transfer said Warrant on the books of the within-named Company, with full power of substitution in the premises.

                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                    NOTE:    The above signature(s) must
                                             correspond with the name written
                                             upon the face of this Warrant in
                                             every particular, without
                                             alteration or enlargement or any
                                             change whatever.

Date: